SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

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                              FORM 8-K

                           CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities
                        Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2000 (March 28, 2000)


                   Regeneron Pharmaceuticals, Inc.
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       (Exact name of registrant as specified in its charter)
   New York                333-31764            133444607
   ------------            ---------       ----------------
   (State or other         (Commission      (IRS Employer
   jurisdiction of         File Number)    Identification No.
    incorporation)

          777 Old Saw Mill River Rd, Tarrytown NY, 10591-6707
      --------------------------------------------------------
          (Address of principal executive offices) (Zip Code)

                      9143477000
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        (Registrant's telephone number, including area code)



                    Regeneron Pharmaceuticals, Inc.
                      Current Report on Form 8-K

Item 5.     Other Events

      On March 28, 2000, the registrant issued a press release announcing that it has initiated a Phase II dose ranging trial to study the safety and efficacy of AXOKINE second generation ciliary neurotrophic factor in obese patients.


Item 7.  Financial Statements and Exhibits.

      a.    Financial Statements
            Not required

      b.    Pro forma Financial Information
            Not required

      c.    Exhibits

            Exhibit No.                         Description
            -----------                         ----------

            99.01                         Press Release of Regeneron
                                          Pharmaceuticals, Inc. dated
                                          March 28, 2000.





                               SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated: March 29, 2000

                        REGENERON PHARMACEUTICALS, INC.



                        By:  /s/ Murray A. Goldberg
                           ------------------------
                            Name:  Murray A. Goldberg
                            Title: Vice President, Finance &
                                    Administration, Chief Financial
                                    Officer, Treasurer and
                                    Assistant Secretary




                             EXHIBIT INDEX



Exhibit No.             Description
-----------           -----------

99.01                 Press Release of Regeneron Pharmaceutical,
                      Inc. dated March 28, 2000.